



LEADING THE CLEAN ENERGY TRANSFORMATION





2025 Year-End Results & Outlook

February 5, 2026

CMS ENERGY

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's most recent Form 10-K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

Presentation endnotes are included after the appendix.

2025 Successes . . .

People

- ✓ Large Load Tariff approved – protecting existing customers
- ✓ ~$60M of customer assistance to help keep bills affordable
- ✓ ~$250M in customer benefits from owned generation vs. MISO market
- ✓ Renewed 5-yr union agreements with the Michigan State Utility Workers Council, for OM&C and CCC and United Steelworkers for Zeeland
- ✓ ~82K volunteer hours supporting >580 Michigan non-profits





Planet

- ✓ 20-yr REP approved – additional 8 GW of solar and 2.8 GW of wind in long-term plan
- ✓ $260M of capital investments for gas main and vintage service pipeline replacements resulting in 113MT of methane reduction
- ✓ Grew Voluntary Green Pricing Program to >790 MW
- ✓ 1,767 acres of land enhanced, restored or protected and 93% of waste diverted from landfills





Prosperity

- ✓ Delivered adjusted EPS of $3.61, exceeding guidance, up >8%
- ✓ Increased annual dividend per share to $2.28, 20th increase in as many years
- ✓ Achieved >$100M of waste elimination savings through the CE Way
- ✓ Named TRENDSETTER company by CPA-Zicklin Index for corporate political disclosure and accountability



6% - 8%


. . . delivering across the Triple Bottom Line.

Constructive Regulatory Outcomes. . .

CMS ENERGY

	Order ($M)	Bid/Ask	Final Ask ($M)
Electric (U-21585)[a]	✓ $154	~60%	$255
Gas (U-21806)[b]	✓ $157.5	~75%	$208
Renewable Energy Plan Customer Investments (U-21816)[c]	✓~$14,000	+8 GW of solar and +2.8 GW of wind	~$14,000

Other Cases:

U-21914: ✓1st ever storm deferral approved

U-21859: ✓Large Load tariff approved

Presentation endnotes are included at the end of the presentation.

. . . provide certainty for future investments and reaffirm Michigan's top tier regulatory environment.

Financial Results & Outlook . . .

2025 Full-Year Results	Amount	Commentary
Adjusted EPS	$3.61	Exceeded guidance, up >8%

2026 Full-Year Outlook		
Adjusted EPS Guidance	$3.83 – $3.90	Toward the high end
Annual Dividend Per Share (DPS)	$2.28	Up 11¢

Long-Term Outlook		
Adjusted EPS Growth	6% to 8%	Toward the high end
Dividend Payout Ratio	~55% payout over time	Consistent DPS growth
Utility Capital Plan ($B)[a]	$24	Up $4 vs. prior plan

Presentation endnotes are included after the appendix.

. . . reflect strong growth and build momentum for 2026 and beyond.

Updated Customer Investment Plan . . .

CMS ENERGY

New Utility Investment Plan



Up $4B from prior plan
72% Electric utility investment
36%
’26 – ’30
$24B
28%
36%

Rate Base Growth



$46.8B
10½%/yr[a]
$28.4B
2025
2030

Electric Generation | Electric Distribution & Other | Gas Utility

Non-Rate Base Earnings[b]

- ✓ **~$50M** pre-tax for FCM by 2030 with additional upside
- ✓ **~$65M/yr** pre-tax for Energy Efficiency incentive
- ✓ NorthStar – DIG re-contracting opportunities

Presentation endnotes are included after the appendix.

. . . delivers benefits for customers and investors.

Managing Customer Bills . . .

Residential Bills as % of Wallet[a]
(Electric & Gas)



Utility Bill ~4½%
Utility Bill ~3%
TV & Phone 2%
Healthcare 8%
Food 13%
Transportation 17%
Housing 27%
Other 29%
TV & Phone 3%
Healthcare 8%
Food 13%
Transportation 16%
Housing 27%
Other 30%
2014
2024

- ✓ ~$450M in cost savings through the **CE WAY** since 2020
- ✓ Large episodic cost savings
- ✓ 2%/yr energy waste reduction

Residential Bill Growth[b]
(Electric & Gas)



~1%
CMS
~3½%
CPI Energy Bills (Historic)
~3%
CMS 5-yr Plan Avg. (2026-2030)
>7½%
CPI Energy Bills (Current)
2014-2025
Latest Update

Presentation endnotes are included at the end of the presentation.

. . . through execution of the CE Way and other cost savings.

Expansive Economic Development Efforts . . .


9 GW Pipeline
Qualified
1½ – 2 GW
Advanced
4 – 5 GW
Final Stages
~1 – 2 GW
Announced on Q2 Call
+1 GW on Large Load Tariff reduces customer 5-yr rate CAGR by ~2%
Data Centers
Manufacturing
Semi-conductor

Progress Made:

- Order on Large Load Tarriff
- Commercial agreement on EFA terms
- Near-final rate contract
- Supply solution
- Continued community engagement

. . . drive diversified growth across Michigan while improving affordability.

2025 Objectives Achieved . . .

CMS ENERGY

	Objectives	Actual
Adjusted EPS guidance	$3.56 – $3.60 *Toward the high end*	$3.61 ✓ *Up >8% from prior year*
Dividend payout ratio	~60%	$2.28 (up 11¢) ✓
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade ✓ *FFO/Debt target: Mid-teens[a]*
Utility investment ($B)	$3.7	$3.8 ✓
Planned equity issuance ($M)	Up to $500	$500 ✓

Presentation endnotes are included after the appendix.

. . . delivering benefits for customers AND investors.

2026 Guidance Offers Continued Growth . . .

CMS ENERGY

	Adjusted EPS
Utility	$4.28 – 4.33
NorthStar	0.25 – 0.30
Parent	(0.70) – (0.73)
Consolidated EPS	$3.83 – $3.90
	Toward the high end

. . . compounding off 2025 actuals.

2026 Adjusted EPS Growth Range . . .



$3.83 - $3.90[a]
$3.61[a]
(22)¢
37¢
12¢
(5)¢ - 2¢
2025
Normal Weather
Rates, Renewables & Investment
Cost Savings & Productivity (incl. Storms)
Parent Financing, Tax & Other
2026

Presentation endnotes are included after the appendix.

. . . reflects another year of premium growth.

Near- and Long-Term Objectives . . .

	2026	Long-Term Plan
Adjusted EPS guidance	$3.83 – $3.90 *Toward the high end*	+6% to +8% *Toward the high end*
Dividend Payout Ratio	~60%	~55% over time
Target credit ratings	Solid investment grade *FFO/Debt target: Mid-teens[a]*	Solid investment grade *FFO/Debt target: Mid-teens[a]*
Utility investment ($B)	$4.1	$24 2026 - 2030
Electric sales growth *Incl. Energy Efficiency ~2%/yr*	~3%	2% - 3%
Planned equity issuance ($M)	~$700	~$750/yr

Presentation endnotes are included after the appendix.

. . . provide sustainable benefits for customers AND investors.

2026 Planned Financings . . .

CMS ENERGY

Financings

	Plan ($M)	Actual ($M)
Consumers Energy:		
First Mortgage Bonds	$1,735	--
CMS Energy:		
Nov. 2025 Convert @ 3.125%	$1,000	$1,000 ✓
Planned Equity	~$700	--
Retirements (incl. term loans):		
Consumers Energy	$115[b]	--
CMS Energy	$300	--

Existing Facilities

~$2.6B[a] of net liquidity



$300M
(Nov-2028)
$1,100M
(Nov-2030)
$750M
(Nov-2030)
Consumers Energy
CMS Energy

Presentation endnotes are included after the appendix.

. . . fund customer investments and provide ample liquidity.

2026 Sensitivities . . .

CMS ENERGY

		Full-Year Impact	
	Sensitivity	**Adj. EPS**	**OCF**
Sales[a]		(¢)	($M)
Electric (~38,000 GWh)	± 1%	± 8	± 33
Gas (~311 Bcf)	± 1	± 4	± 18
Gas Prices ($/Bcf)	± 50¢	± 0	± 60
Utility Earned ROE			
Electric	± 10 bps	± 2	± 9
Gas	± 10	± 2	± 7
Interest Rates	± 50 bps	∓ 1	∓ 4
Effective Tax Rate (21%)	± 100 bps	∓ 4	∓ 0

2025 Adj. EPS Sensitivities

(1% Full Year Δ in Volume)

	Electric	**Gas**
Residential	5¢	3¢
Commercial	2½	1
Industrial	½	<½

Presentation endnotes are included after the appendix.

. . . reflect effective risk mitigation.

Industry-Leading Financial Performance . . .



Adjusted EPS
Dividend
Recession
Recession
Recession/ Pandemic
+6% to +8%
Weather
Help
Hurt
2003 Cold winter
2004 Mild summer
2005 Hot summer
2006 Warm winter
2007 Mild summer
2008 Cold winter
2009 Summer-less
2010 Hot summer
2011 Hot summer
2012 Warm winter
2013 Mild summer
2014 Polar vortex
2015 Mild winter
2016 Warm winter
2017 Warm winter
2018 Hot summer
2019 Storms
2020 Hot summer
2021 Storms
2022 Hot summer
2023 Mild w/ storms
2024 Mild w/ storms
2025 Hot w/ storms
2026+
Ken Whipple
Dave Joos
John Russell
Patti Poppe
Garrick Rochow
Governor (D)
Governor (R)
Governor (D)
Commission (D)
Commission (D)
Commission (R)
Commission (I)
Commission (D)

. . . for over two decades, regardless of conditions.

Q&A

Thank You!

Appendix

2025 Results . . .

Full Year

	2024	2025
Reported EPS	$3.33	$3.53
Adjustments[a]	0.01	0.08
Adjusted EPS[a]	3.34	$3.61

Fourth Quarter

	2024	2025
Reported EPS	$0.87	$0.94
Adjustments[a]	--	0.01
Adjusted EPS[a]	$0.87	$0.95

Adjusted EPS by Segment

	2025
Utility	$3.83
NorthStar	0.24
Parent	(0.46)
Total Adjusted EPS	$3.61

Presentation endnotes are included after the appendix.

. . . reflect adjusted EPS growth toward the high end.

2025 Adjusted EPS . . .



$3.34[a]
61¢
Reversal of 2024 weather
31¢
(22)¢
(43)¢
$3.61[a]
up >8%
2024
Weather
Rates, Renewables & Investment
Cost Savings & Productivity (incl. Storms)
Parent Financing, Tax & Other
2025

Presentation endnotes are included after the appendix.

. . . reflects another year of premium growth.

Utility Customer Investment Plan

5-Year Plan
($B)

	2026	2027	2028	2029	2030	Total
Electric Generation	$1.4	$2.2	$2.3	$1.9	$1.0	$8.8
Electric Distribution & Other	1.6	1.9	2.1	1.6	1.4	8.6
Gas Utility	1.1	1.3	1.3	1.5	1.5	6.7
Total	$4.1	$5.4	$5.7	$5.0	$3.9	$24.1
Depreciation & Amortization[a]	$1.4	$1.5	$1.5	$1.6	$1.7	$7.7

Numbers may not add due to rounding.

Presentation endnotes are included after the appendix.

Michigan's Strong Regulatory Environment . . .

CMS ENERGY

Supportive Energy Policy

- **Timely recovery of investments**
  - ✓ Forward-looking test years/earn authorized ROEs
  - ✓ 10-month rate cases
  - ✓ Monthly fuel adjustment trackers (PSCR/GCR)
  - ✓ Constructive ROEs

- **Supportive incentives enhanced w/ 2023 Michigan Energy Law**
  - ✓ Energy efficiency incentives
  - ✓ FCM adder on PPAs

- **Appointed commissioners**
  - ✓ Staggered 6-year terms

2025 | **2026**

Electric

Jun. 2nd: Revised $423M[a], 10.25% ROE U-21870

By Apr. 2nd: Expected Order U-21870

Q2: File New Rate Case

Gas

Dec. 16th: Filed Rate Case $240M[b], 10.25% ROE U-21981

By Oct. 16th: Expected Order U-21981

Renewable/Capacity Filings

✓ Sep. 11th: REP Order U-21816

Mid-2026: File IRP

Presentation endnotes are included at the end of the presentation.

. . . provides constructive outcomes and forward-looking visibility.

Operating Cash Flow . . .



Adjusted Operating Cash Flow
(5-Year Plan Average)
~$2.5B
~$12.4B in aggregate
~$2.6B
~$13.2B in aggregate
~$2.7B
~$13.6B in aggregate
~$2.9B
~$14.5B in aggregate
2023 - 2027
2024 - 2028
2025 - 2029
2026 - 2030

. . . remains strong and supports our capital plan.

Strong Balance Sheet . . .

Consumers Energy	S&P	Moody's	Fitch
Senior Secured	A	A1	A+
Commercial Paper	A-2	P-2	F-2
Outlook	Stable	Stable	Stable
CMS Energy			
Senior Unsecured	BBB	Baa2	BBB
Junior Subordinated	BBB-	Baa3	BB+
Outlook	Stable	Stable	Stable
Last Review	Dec. 2025	May 2025	Mar. 2025

Key Strengths

- ✓ Forward-looking recovery
- ✓ Constructive rate construct
- ✓ Strong operating cash flow generation

- ✓ 100% fixed rate debt
- ✓ Hybrid debt (w/ equity credit)
- ✓ Limited near-term maturities

. . . maintains credit metrics and solid investment-grade ratings.

DIG (750 MW) & Peakers (200 MW) . . .



Pre-Tax Income
(M)
Opportunities
$100
80
60
40
20
0
~$30
$43
Major
outage
$23
~$60
~$70
~$75
~$80
Historic
2024
2025
2026E
2026 -2030 Avg.
2026+
2026+

Capacity Price ($kw-mon)	~$3.00	~$3.25	~$4.00	~$4.50	~$5.25	~$7.50	~$10.00
Capacity Available	0%	0%	0%	~5%	~20%	~20%	~20%

. . . supports the Plan with future upside opportunities.

Endnotes

Presentation Endnotes

CMS ENERGY

Slide 4: [a]$154M order excludes a $22M surcharge related to distribution investments made in 2023 above prior approved levels [b]$157.5M excludes $9M of approved O&M expense deferral [c]Estimated capital spend of $14,000M for years 2026-2045, assumes ~$1.895M/MW for solar and ~$2.204M/MW for wind.

Slide 5: [a]$24B utility capital investment plan (2026-2030), up $4B from prior plan (2025-2029)

Slide 6: [a]Assumes $28.4B rate base in 2025, $46.8B in 2030, CAGR [b]Over plan period years 2026-2030

Slide 7: [a]Source: CE Bill as % of Michigan Household Income, all data in nominal dollars. Source: Fred.stlouisfed.org, Bls.gov, % may not total 100% due to rounding [b]Source: Historical 2014-2025 CAGR, Bls.gov CPI energy bills; 12-months ended as of October 2025; Source: Current: Bls.gov CPI energy bills; 2025 December vs December 2024

Slide 9: [a]Mid-teens, as calculated by rating agencies

Slide 11: [a]Adjusted EPS

Slide 12: [a]Mid-teens, as calculated by rating agencies

Slide 13: [a]$2,109M in unreserved revolvers + $472M of unrestricted cash; excludes cash unavailable for debt retirement, such as cash held at NorthStar [b]Excludes securitization debt retirements of $121M

Slide 14: [a]Reflects 2026 sales forecast; weather-normalized

Slide 18: [a]See GAAP reconciliation on slide 32

Slide 19: [a]Adjusted EPS

Slide 20: [a]Includes securitization amortization of ~$110M/yr and regulatory asset amortization of ~$170M/yr

Slide 21: [a]$423M excludes a $24M surcharge related to certain distribution investments made for the twelve months ending February 28, 2025 above the levels approved in cases [b]$157.5M excludes $9M of approved O&M expense deferral

CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. During an oral presentation, references to "earnings" are on an adjusted basis. All references to net income refer to net income available to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementations, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings.

GAAP Reconciliation

CMS ENERGY CORPORATION
Reconciliation of GAAP Cash Flows from Operating Activities to
Non-GAAP Adjusted Cash Flows from Operating Activities
(Unaudited)

	2021	2022	2023	2024	2025
Cash Flows from Operating Activities	$ 1,703	$ 1,790	$ 2,309	$ 2,370	$ 2,235
Adjustments - Discretionary Pension Contributions	-	-	-	-	-
Adjustments - EnerBank Operating Cash Flows	(91)	24	-	-	-
Non-GAAP Adjusted Cash Flows from Operating Activities	$ 1,612	$ 1,814	$ 2,309	$ 2,370	$ 2,235

CMS ENERGY CORPORATION
Reconciliation of GAAP Cash Flows from Operating Activities to Non-GAAP Funds from Operations
Reconciliation of GAAP Indebtedness to Non-GAAP Adjusted Debt
(Unaudited)

		12/31/2025
FUNDS FROM OPERATIONS		
Net Cash Provided by Operating Activities	$	2,235
Reconciling Items:		
Changes in assets and liabilities		
Accounts receivable and accrued revenue		251
Inventories		28
Accounts payable and accrued rate refunds		(196)
Other current assets and liabilities		(78)
Adjusted operating cash flow; pre-working capital	$	2,240
50% of interest charges on Junior subordinated notes		80
FFO - Non-GAAP	$	2,320
ADJUSTED DEBT		
Indebtedness		
Current portion of long-term debt and finance leases	$	956
Notes payable		-
Long-term debt		17,807
Non-current portion of finance leases		135
Total Indebtedness	$	18,898
50% of Junior subordinated notes	$	(1,505)
Make whole call - CMS Parent senior notes		-
Adjusted Debt - Non-GAAP	$	17,393

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

	In Millions, Except Per Share Amounts			
	Three Months Ended		Twelve Months Ended	
	12/31/25	12/31/24	12/31/25	12/31/24
Electric Utility				
Reported net income per share	$ 0.33	$ 0.47	$ 2.39	$ 2.28
Reconciling items:				
Other exclusions from adjusted earnings	0.02	*	0.04	0.01
Tax impact	(*)	(*)	(0.01)	(*)
State tax policy change	(*)	-	0.03	-
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income per share – non-GAAP	$ 0.35	$ 0.47	$ 2.45	$ 2.29
Gas Utility				
Reported net income per share	$ 0.56	$ 0.44	$ 1.36	$ 1.10
Reconciling items:				
Other exclusions from adjusted earnings	*	*	0.01	*
Tax impact	(*)	(*)	(*)	(*)
State tax policy change	*	-	0.01	-
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income per share – non-GAAP	$ 0.56	$ 0.44	$ 1.38	$ 1.10
NorthStar Clean Energy				
Reported net income per share	$ 0.19	$ 0.03	$ 0.24	$ 0.21
Reconciling items:				
Other exclusions from adjusted earnings	(0.01)	-	*	-
Tax impact	*	-	(*)	-
Adjusted net income per share – non-GAAP	$ 0.18	$ 0.03	$ 0.24	$ 0.21
Corporate Interest and Other				
Reported net loss per share	$ (0.14)	$ (0.07)	$ (0.46)	$ (0.26)
Reconciling items:				
State tax policy change	-	-	(*)	-
Adjusted net loss per share – non-GAAP	$ (0.14)	$ (0.07)	$ (0.46)	$ (0.26)
Discontinued Operations				
Reported net income per share	$ -	$ -	$ -	$ -
Reconciling items:				
Disposal of discontinued operations (gain) loss	-	(*)	-	(*)
Tax impact	-	*	-	*
Adjusted net income per share – non-GAAP	$ -	$ -	$ -	$ -
Consolidated				
Reported net income per share	$ 0.94	$ 0.87	$ 3.53	$ 3.33
Reconciling items:				
Disposal of discontinued operations (gain) loss	-	(*)	-	(*)
Tax impact	-	*	-	*
Other exclusions from adjusted earnings	0.01	*	0.05	0.01
Tax impact	(*)	(*)	(0.01)	(*)
State tax policy change	(*)	-	0.04	-
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income per share – non-GAAP	$ 0.95	$ 0.87	$ 3.61	$ 3.34
Average Common Shares Outstanding – Diluted	305.8	298.7	301.0	298.3

* Less than $0.01 per share.

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
(Unaudited)

	In Millions, Except Per Share Amounts			
	Three Months Ended		Twelve Months Ended	
	12/31/25	12/31/24	12/31/25	12/31/24
Net Income Available to Common Stockholders	$ 286	$ 262	$ 1,061	$ 993
Reconciling items:				
Disposal of discontinued operations (gain) loss	-	*	-	*
Tax impact	-	(*)	-	(*)
Other exclusions from adjusted earnings**	5	*	19	6
Tax impact	(1)	(*)	(5)	(1)
State tax policy change	(*)	-	12	-
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income – non-GAAP	$ 290	$ 262	$ 1,087	$ 998
Average Common Shares Outstanding - Diluted	305.8	298.7	301.0	298.3
Diluted Earnings Per Average Common Share				
Reported net income per share	$ 0.94	$ 0.87	$ 3.53	$ 3.33
Reconciling items:				
Disposal of discontinued operations (gain) loss	-	*	-	*
Tax impact	-	(*)	-	(*)
Other exclusions from adjusted earnings**	0.01	*	0.05	0.01
Tax impact	(*)	(*)	(0.01)	(*)
State tax policy change	(*)	-	0.04	-
Voluntary separation program	-	-	-	*
Tax impact	-	-	-	(*)
Adjusted net income per share – non-GAAP	$ 0.95	$ 0.87	$ 3.61	$ 3.34

* Less than $0.5 million or $0.01 per share.

** Includes business optimization initiative, major enterprise resource planning software implementations, and unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense.

Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, business optimization initiative, major enterprise resource planning software implementations, changes in accounting principles, voluntary separation program, changes in federal and state tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments, recognized in net income related to NorthStar Clean Energy's interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
by Quarter
(Unaudited)

	In Millions, Except Per Share Amounts			
	2025			
	1Q	**2Q**	**3Q**	**4Q**
Net Income Available to Common Stockholders	$ 302	$ 198	$ 275	$ 286
Reconciling items:				
Electric utility and gas utility	*	4	6	6
Tax impact	(*)	11	(2)	(1)
NorthStar Clean Energy	3	1	*	(1)
Tax impact	(1)	(*)	(*)	(*)
Corporate interest and other	-	-	-	-
Tax impact	-	(*)	-	-
Adjusted Net Income – Non-GAAP	$ 304	$ 214	$ 279	$ 290
Average Common Shares Outstanding – Diluted	299.1	299.1	300.4	305.8
Diluted Earnings Per Average Common Share	$ 1.01	$ 0.66	$ 0.92	$ 0.94
Reconciling items:				
Electric utility and gas utility	*	0.01	0.02	0.02
Tax impact	(*)	0.04	(0.01)	(*)
NorthStar Clean Energy	0.01	*	*	(0.01)
Tax impact	(*)	(*)	(*)	*
Corporate interest and other	-	-	-	-
Tax impact	-	(*)	-	-
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 1.02	$ 0.71	$ 0.93	$ 0.95

* Less than $0.5 million or $0.01 per share.

CMS ENERGY CORPORATION
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income
by Quarter
(Unaudited)

	In Millions, Except Per Share Amounts			
	2024			
	1Q	2Q	3Q	4Q
Net Income Available to Common Stockholders	$ 285	$ 195	$ 251	$ 262
Reconciling items:				
Electric utility and gas utility	4	2	*	*
Tax impact	(1)	(*)	(*)	(*)
NorthStar Clean Energy	-	-	-	-
Tax impact	-	-	-	-
Corporate interest and other	-	-	-	-
Tax impact	-	-	-	-
Disposal of discontinued operations (gain) loss	-	-	-	(*)
Tax impact	-	-	-	*
Adjusted Net Income – Non-GAAP	$ 288	$ 197	$ 251	$ 262
Average Common Shares Outstanding – Diluted	297.2	298.5	298.8	298.7
Diluted Earnings Per Average Common Share	$ 0.96	$ 0.65	$ 0.84	$ 0.87
Reconciling items:				
Electric utility and gas utility	0.01	0.01	*	*
Tax impact	(*)	(*)	(*)	(*)
NorthStar Clean Energy	-	-	-	-
Tax impact	-	-	-	-
Corporate interest and other	-	-	-	-
Tax impact	-	-	-	-
Disposal of discontinued operations (gain) loss	-	-	-	(*)
Tax impact	-	-	-	*
Adjusted Diluted Earnings Per Average Common Share – Non-GAAP	$ 0.97	$ 0.66	$ 0.84	$ 0.87

* Less than $0.5 million or $0.01 per share.